UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 25, 2008

ESS TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-26660 (Commission File Number)	94-2928582 (IRS Employer Identification No.)

48401 FREMONT BOULEVARD FREMONT, CA (Address of principal executive offices)	94538 (Zip Code)
Registrant’s telephone number, including area code: (510) 492-1088
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 5.02.	Departure of Directors or Certain Officers; Election of Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On March 26, 2008, ESS Technology, Inc. (the “Company”) was informed of the death of Director Mr. Bruce J. Alexander, who passed away on March 25, 2008. Mr. Alexander had served as a director since February 2007.
A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release dated March 26, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2008	ESS TECHNOLOGY, INC.
	By:	/s/ Robert L. Blair
Robert L. Blair
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated March 26, 2008.